POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Worldwide Dollar Money Market Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. DiMartino                           June 1, 1999
______________________________________
Joseph S. DiMartino


/s/ Lucy Wilson Benson                            June 1, 1999
______________________________________
Lucy Wilson Benson


/s/ David W. Burke                                June 1, 1999
______________________________________
David W. Burke


/s/ Martin D. Fife                                June 1, 1999
______________________________________
Martin D. Fife


/s/ Whitney I. Gerard                             June 1, 1999
______________________________________
Whitney I. Gerard


/s/ Robert R. Glauber                             June 1, 1999
______________________________________
Robert R. Glauber (except DLA and SIGF)


/s/ Ambassador Arthur A. Hartman                  June 1, 1999
______________________________________
Ambassador Arthur A. Hartman


/s/ George L. Perry                              June 1, 1999
______________________________________
George L. Perry


/s/ Paul D. Wolfowitz                             June 1, 1999
______________________________________
Paul D. Wolfowitz (except WDMMF)